UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): August 20, 2023
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 20, 2023, J. Scott Hall, President and Chief Executive Officer and a director of Mueller Water Products, Inc. (the “Company”), stepped down from all his positions at the Company effective as of August 21, 2023 (the “Transition Date”), and the Board of Directors (the “Board”) of the Company appointed Marietta Edmunds Zakas, the Company’s current Executive Vice President and Chief Financial Officer, to serve as President and Chief Executive Officer and a director, effective as of the Transition Date. Ms. Zakas, 64, has served as Executive Vice President and Chief Financial Officer of the Company since 2018. The Company has commenced a search for a permanent Chief Executive Officer, with both internal and external candidates being considered. Mr. Hall will continue to serve in an advisory role to the Company to ensure a smooth transition.
As part of the Company’s leadership transition, Steven S. Heinrichs, the current Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary, was appointed to serve as Chief Financial Officer and Chief Legal and Compliance Officer, effective as of the Transition Date, while this transition is underway. Mr. Heinrichs, 55, has served as Executive Vice President and Chief Legal and Compliance Officer and Corporate Secretary of the Company since 2018. In addition, Paul McAndrew, Senior Vice President, Operations and Supply Chain, was appointed Chief Operating Officer of the Company, effective as of the Transition Date. Mr. McAndrew, 49, previously served as Senior Vice President of Global Operations and Supply Chain of the Company since joining the Company in 2022. Prior to that, Mr. McAndrew served as a Vice President and General Manager at Emerson Electric Co. since 2017.
None of the new appointees have any family relationship with any director, executive officer or person chosen to become a director or executive officer of the Company, nor are there any arrangements or understandings between any new appointee and any other person(s) pursuant to which they were selected to become an officer or director of the Company. There are no related party transactions between any of the new appointees and the Company reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.
The material terms of any new compensatory arrangements related to such leadership changes will be disclosed in a subsequent filing on Form 8-K.
Item 7.01.    Regulation FD Disclosure.
On August 21, 2023, the Company issued a press release announcing the leadership transition, continued progress on the Board’s refreshment plan and related matters. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated as of August 21, 2023
101.INS	Inline XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2023	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Executive Vice President, Chief Financial Officer, Chief Legal and Compliance Officer